UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
April 17, 2007

CHINACAST EDUCATION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-50550	20-0178991
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
25Fl. Qiang Sheng Mansion
No. 145 Pu Jian Road,
Pudong District
Shanghai, 211217, PRC
(Address of Principal Executive Offices and zip code)
(86 21) 6864 4666
(Registrant’s telephone
number, including area code)
Great Wall Acquisition Corporation
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
     On April 17, 2007, ChinaCast Education Corporation (the “Company”) issued a press release containing certain financial results of the Company and its subsidiaries for the fiscal year ended December 31, 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	ChinaCast Education Corporation Press Release dated April 17, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINACAST EDUCATION CORPORATION
Date: April 18, 2007	By:	/s/ Ron Chan Tze Ngon
		Name:	Ron Chan Tze Ngon
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	ChinaCast Education Corporation Press Release dated April 17, 2007.

2